UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  June 4, 2021

AULT GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 4, 2021, the Board of Directors (the “Board”) of Ault Global Holdings, Inc., a Delaware corporation (the “Company”), appointed Glen E. Tellock to serve as an independent director of the Company. Subsequent to the Company’s Annual Meeting of Stockholders (the “Annual Meeting”), Mr. Tellock will replace Jeffrey Bentz on the Audit Committee of the Board. Mr. Tellock qualifies as an “audit committee financial expert” as defined in the Securities and Exchange Commission regulations and satisfies the financial sophistication requirements set forth in the NYSE American rules. In addition, subsequent to the Annual Meeting, Mr. Tellock will replace Jodi Brichan on the Nominating and Governance Committee of the Board and serve as the chair thereof.

Mr. Tellock has been the President and CEO of Lakeside Foods, a privately-held international food processor, since May 2016 and plans to retire from this position effective May 2021. Previously, he served as the President and CEO of The Manitowoc Company, a manufacturer of construction and food service equipment, from May 2007 until October 2015. He also served as Chairman of the Board of The Manitowoc Company from February 2009 until October 2015. Prior thereto, he served as Senior Vice President of The Manitowoc Company beginning in 1999 and President and General Manager of Manitowoc Crane Group beginning in 2002. Prior to joining Manitowoc in 1991, Mr. Tellock served as Financial Planning Manager with the Denver Post Corporation and as Audit Manager with Ernst and Whinney (now Ernst & Young, LLP). Mr. Tellock also currently serves as a director on the board of Badger Meter, Inc. and Astec Industries, Inc. The Company believes that Mr. Tellock’s extensive knowledge and experience with respect to financial reporting and risk assessment give him the qualifications and skills to serve as one of our directors and as one of the financial experts on the Company’s Audit Committee.

There were no arrangements or understandings between the Company or any other person and Mr. Tellock pursuant to his appointment, nor is there a family relationship between Mr. Tellock and any current member of the Board.

There have been no transactions between Mr. Tellock and the Company and no disclosure is required under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AULT GLOBAL HOLDINGS, INC.

Dated: June 4, 2021	/s/ Henry Nisser Henry Nisser President and General Counsel